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                                                                    EXHIBIT 10.3

                             AMENDED AND RESTATED

                            1992 STOCK OPTION PLAN

                                      OF

                        ALBANY MOLECULAR RESEARCH, INC.
                        -------------------------------


     1.   Purpose.  The purpose of this Amended and Restated 1992 Stock Option
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Plan is to advance the interests of Albany Molecular Research, Inc. (the
"Company") by encouraging and enabling the acquisition of a larger personal proprietary interest in the Company by Eligible Recipients upon whose judgment and keen interest the Company and its Subsidiaries are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such proprietary interest in the Company will stimulate the efforts of such Eligible Recipients on behalf of the Company and its Subsidiaries and strengthen their desire to remain with the Company and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its Subsidiaries to attract desirable personnel.

     2.   Definitions.  When used in this Plan, unless the context otherwise
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          requires:

          (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

          (b) "Board of Directors" or "Board" shall mean the Board of Directors of Albany Molecular Research, Inc. as constituted at any time.

          (c) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

          (d) "Committee" shall mean the Stock Option Committee of the Board of Directors, as described in Section 3.

          (e)  "Company" shall mean Albany Molecular Research, Inc.

          (f) "Eligible Recipients" shall mean employees of the Company or its Subsidiaries, including directors who are also employees but not directors who are not employees; provided, however, that neither Thomas E. D'Ambra, a member of the Board and President of the Company, nor Chester J. Opalka, a member of the Board and Vice President of the Company, as of the date of adoption of this Plan, shall be an Eligible Recipient.

          (g) "Fair Market Value" on a specified date shall mean the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Securities
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               Dealers Automated Quotation System, or the closing price for a
               Share on the stock exchange, if any, on which Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above is applicable, the value of a Share as established by the Board of Directors for such date using any reasonable method of valuation.

          (h) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

          (i) "Options" shall mean the stock options issued pursuant to this Plan.

          (j) "Plan" shall mean this Amended and Restated 1992 Stock Option Plan of Albany Molecular Research, Inc., as such Plan may be amended from time to time.

          (k) "Share" shall mean a share of common stock of the Company, par value $.01.

          (l) "Subsidiary" shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     3.   Administration of the Plan.  The Board of Directions shall appoint a
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Committee of at least three (3) members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(d)(3) under the Securities Exchange Act of 1934, as amended, which shall have the authority to administer the Plan as provided herein. Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his designation and until his successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the full Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the full Board of Directors. A member of the Committee may resign from the Committee at any time by giving written notice to the President or Secretary of the Company, and unless otherwise specified therein, such resignation shall take effect upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

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     4.   Participants.  Except as hereinafter provided, the class of
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individuals who are potential recipients of Options to be granted under this
Plan consists of those individuals who are Eligible Recipients, as determined by the Committee. The Eligible Recipients to whom Options are granted under this Plan and the number of Shares subject to each such Option shall be determined by the Committee, in its sole discretion, in accordance with the terms and conditions of this Plan.

     5.   Shares; Grant of Options.  The Committee may, but shall not be
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required to, grant, in accordance with this Plan, Options to purchase an aggregate of up to 1,000,000 Shares, which may be either Treasury Shares or authorized but unissued Shares.

     Options granted under this Plan may be either "incentive stock options (within the meaning of Section 422A of the Internal Revenue Code) or non-qualified stock options. An Option granted under this Plan shall be deemed to be an incentive stock option (within the meaning of Section 422A of the Internal Revenue Code), unless the Committee, in its sole discretion, designates otherwise. Options which are designated not to be incentive stock options shall be treated as such for purposes of this Plan and the Internal Revenue Code.

     If any Option shall expire, be cancelled or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be made subject to Options under the Plan.

     Nothing herein contained shall be construed to prohibit the grant of Options at different times to the same Eligible Recipient.

     The form of Option shall be determined from time to time by the Committee. The terms and provisions of the Option shall be set forth in writing in a certificate or agreement (the "Option Certificate") signed by the Option holder and on behalf of the Company by the Chairman of the Board of Directors or the President or a Vice President of the Company. The Option Certificate shall state whether or not the Option is an incentive stock option. The Committee may, in its sole discretion, at the time an Option is granted, establish one or more conditions to the exercise of an Option, provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422A of the Internal Revenue Code.

     6.   Price.  The exercise price per Share of the Shares to be purchased
          -----
pursuant to any Option shall be fixed by the Committee at the time an Option is granted, but in no event shall the exercise price for Incentive Stock Options be less than the Fair Market Value of a Share on the day on which the Option is granted.

     7.   Duration of Options.  The duration of any Option granted under this
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Plan shall be for a period fixed by the Committee, but not more than ten (10)
years from the date upon which the Option is granted.

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     8.   Limitations Regarding Ten Percent Stockholders.  No Option which is
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intended to qualify as an incentive stock option may be granted under this Plan to any Eligible Recipient who, at the time the Option is granted, owns, or is considered as owning, within the meaning of Section 422A of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of the stock of the Company or a Subsidiary, unless the exercise price under such Option is at least 110 percent (110%) of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five (5) years.

     9.   Option Holder Not a Stockholder.  An Option holder shall not be deemed
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to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares subject to such Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered Shares to the Option holder, and said holder's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, said holder shall have full voting, dividend and other ownership rights with respect to such Shares.

     10.  Consideration for Options.  As consideration for the grant of an
          -------------------------
Option, the Company may, in its discretion, obtain in each case: (a) from any Eligible Recipient who is an employee of the Company or a Subsidiary and who, at the time the Option is granted, shall not have been under a contract of employment, an option to have the services of such Eligible Recipient for such period, up to one (1) year, as the Company shall determine; or (b) from any Eligible Recipient who is under an employment contract at the time the Option is granted, an option to extend the term of his contract for a period of up to one
(1) year upon such terms and conditions as the Company and the Eligible Recipient may agree, but if they are unable to agree, then upon the same terms and conditions of such contract; or (c) from either an Eligible Recipient who is or is not under an employment contract at the time the Option is granted, such other consideration as the Committee, in its discretion, shall request.

     11.  Non-transferability of Options.  Options and all rights thereunder
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shall be non-transferable and non-assignable by the holder thereof, except to the extent that the representative of the estate of the heirs of a deceased Option holder may be permitted to exercise them, and during the holder's lifetime shall be exercisable only by the holder.

     12.  Exercise of Options.  Except as otherwise provided herein, an Option,
          -------------------
after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee at the time the Option is granted.

     Notwithstanding any other provision of this Plan to the contrary, any Option granted under the Plan which is an incentive stock option shall not be exercisable to the extent that the Fair Market Value of the Shares (determined as of the date of grant) with respect to which such Option (and any other incentive stock option granted to the holder under this Plan or any other stock option plan maintained by the Company or any Subsidiary) first becomes exercisable in any calendar year exceeds $100,000.

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     All or any part of any remaining unexercised Options granted to any person may be exercised in full, whether or not then exercisable, upon the occurrence of such special circumstance or event as in the sole discretion of the Committee merits special consideration.

     An Option shall be exercised by the delivery of a written notice duly signed by the Option holder thereof (or the representative of the estate or the heirs of a deceased Option holder) to such effect, together with the Option Certificate and either cash, a certified check payable to the order of the Company or Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board, the President or an officer of the Company who has been designated for the purpose of receiving the same; provided, however, that from and after the time that the Company becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, a holder may not use any Shares acquired pursuant to the exercise of an Option granted under this Plan or any other stock option plan maintained by the Company or any Subsidiary unless the holder has beneficially owned such Shares for at least six months, unless such transaction is not prohibited by, or require disgorgement of profits under, the Exchange Act or other applicable securities laws. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

     Within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Company shall also cause to be delivered to the person entitled thereto a new Option Certificate in replacement of the Option Certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option Certificate shall be endorsed to give effect to the partial exercise thereof.

     13.  Termination of Services.  All or any part of any Option, to the extent
          -----------------------
unexercised, shall terminate immediately if the Option holder ceases to be an employee of the Company or a Subsidiary, except that the Option holder shall have until the end of the fifth (5th) business day following the date he ceases to be an employee of the Company, or a Subsidiary, and no longer, to exercise any unexercised Option that he could have exercised on the day on which such employment or position terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option.
Notwithstanding the foregoing, if an individual ceases to be an employee of the Company or a Subsidiary due to retirement on or after attaining the age of sixty-five (65) years (or such earlier date as such person shall be permitted to retire under the Company's retirement plan, if any), or to disability (as such term is defined in Section 422A(c)(7) of the Internal Revenue Code, the existence of which disability shall be determined by the Committee, in its sole discretion, which determination shall be conclusive) or to death, the Option holder, or the representative

                                       5
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of the estate or the heirs of a deceased Option holder, shall have the privilege of exercising the Options which are unexercised at the time of such retirement, disability or death, but only to the extent that such Options are then exercisable: (a) within three (3) months of the Option holders retirement; (b) within one year of the Option holders' disability; or (c) within one year of the Option holder's death, as the case may be; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option. If an Option holder ceases to be an employee of the Company or a Subsidiary because of the Option holder's violation of his duties to the Company and its Subsidiaries as he may from time to time have, the existence of which violation shall be determined by the Committee, in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options of such Option holder shall terminate immediately upon such termination and such Option holder shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the date he ceased to be an employee of the Company or a Subsidiary.

     Nothing contained herein or in the Option Certificate shall be construed to confer on any Eligible Recipient any right to continue in the employ of the Company or its Subsidiaries or as a director of the Company or its Subsidiaries or derogate from any right of the Company or its Subsidiaries to retire, request the resignation of or discharge such Eligible Recipient, at any time, with or without cause.

     14.  Adjustment of Shares.  If prior to the complete exercise of any Option
          --------------------
there shall be declared and paid a stock dividend upon the common stock of the Company or if the common stock of the Company shall be split-up, converted, exchanged, reclassified, or in any way substituted for, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property, subject to the terms of the Option, to such number and kind of securities or cash or other property, subject to the terms of the Option, to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate exercise price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. If prior to the complete exercise of any Option there shall be a spin-off transaction pursuant to the reorganization of the Company, the Option to the extent that it has not been exercised, shall be adjusted by adjusting the exercise prices thereto, in order to reflect the decrease, if any, in the fair market value of the Shares resulting from the spin-off transaction; in any case, the Option, as adjusted, shall entitle the holder thereof, upon the future exercise of the Option, to the number of Shares which have a fair market value immediately after the occurrence of the spin-off transaction equal to the fair market value of the Share subject to the Option on the day before the occurrence of such spin-off transaction, and the aggregate exercise price upon the future exercise of the Option shall be the same as the aggregate exercise price of the Shares subject to the Option on the day before the occurrence of such spin-off transaction. Any fractional shares or other securities payable upon the exercise of the Option as a result of such adjustment due to the occurrence of such stock dividend, split-up, conversion, exchange, reclassification, substitution or spin-off shall be payable in cash based upon the Fair Market Value of such shares or securities

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

at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

     In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity,
(iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the common stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a "Covered Transaction"), all Options that are not exercisable shall become fully exercisable. Upon the consummation of the Covered Transaction, the Plan and all outstanding Options granted hereunder shall terminate, unless provision is made in connection with the Covered Transaction for the assumption of Options heretofore granted, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided above. In the event of such termination, each Option holder shall be permitted, within a specified period of time determined by the Committee prior to consummation of the Covered Transaction, to exercise all outstanding Options held by such Option holder, including those that are not then exercisable, subject to the consummation of the Covered Transaction.

     14A.  Change of Control Provisions.  Upon the occurrence of a Change of
           ----------------------------
Control as defined in this Section 14A, except as otherwise provided in the applicable Option Certificate, each outstanding Option shall automatically become fully exercisable.

     "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries and other than Thomas E. D'Ambra, Ph.D.), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

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          (ii)      persons who, as of August 7, 1998, constitute the Company's
                    Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to August 7, 1998 shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or
                    (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

                                       8
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     15.  Issuance Of Shares and Compliance with Securities Laws.  Before
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issuing and delivering any Shares to an Option holder, the Company may:  (i)
require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable securities laws; (ii) restrict the transferability of such shares and require a legend to be endorsed on the certificate representing the Shares; and (iii) condition the exercise of an Option or the issuance and delivery of Shares upon the listing, registration or qualification of the Shares covered by such Option upon a securities exchange or under applicable securities laws.

     The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     16.  Income Tax Withholding.  If the Company or a Subsidiary shall be
          ----------------------
required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of the Option, the Company or such Subsidiary shall be entitled to deduct and withhold such amount from any cash payments to be made to the Option holder. In any event, the holder shall make available to the Company or such Subsidiary, promptly when requested by the Company or such Subsidiary, sufficient funds to meet the requirements of such withholding, and the Company or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Subsidiary out of any funds or property due to or to become due to the holder.

     17.  Administration and Amendment of the Plan.  Except as hereinafter
          ----------------------------------------
provided, the Board of Directors and the Committee, if any, may at the time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors and the Committee, if any, with the consent of each adversely affected Option holder, may at any time cancel any outstanding Option or withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment which would increase the number of Shares issuable under Options or change the class of employees to whom Options may be granted must be adopted by the Board of Directors and shall be subject to the approval of the stockholders of the Company within one (1) year of such amendment.

     Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

     18.  Indemnification of Committee.  In addition to such other rights of
          ----------------------------
indemnification as they may have as members of the Board of Directors or as members of the Committee, the Company shall indemnify the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action, suit or any action taken or failure to act under or in connection with the Plan or any award made under the Plan, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, a Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle it on his own behalf.

     19.  Effective Date.  The original version of this Plan became effective as
          --------------
of August 1, 1992, the date on which the plan was adopted by the Board of Directors of the Company and approved by the holders of a majority of the outstanding Shares of the Company at a duly held Stockholders' meeting. This Plan shall be effective as of August 7, 1998, the date on which the plan was adopted by the Board of Directors of the Company. This Plan amends in certain respects and integrates and supersedes versions of the Plan as heretofore in effect.

     20.  Final Issuance Date.  No Option shall be granted under the Plan after
          -------------------
August 1, 2002.

                                       10